                                JOSEPHINE CHAUS



                                                               January 11, 1995



Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York 10018

         RE:      EXTENSION OF DUE DATE ON SUBORDINATED NOTES
                  OF BERNARD CHAUS, INC. (THE "COMPANY")

Gentlemen:

         Reference is made to the Subordinated Notes payable to me by the Company which are set forth on Schedule A (the "Notes"), each of which become due and payable on October 1, 1995. In view of the covenants under the Company's credit facility with BNY Financial Corp. which continue to prohibit payments of interest or principal under the Notes, I have agreed to extend the maturity date of the Notes for 90 days. This letter shall constitute an amendment to each of the Notes to extend the due date thereof until January 1, 1996. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Notes, as they may have been previously amended, shall remain in full force and effect.


                                         Very truly yours,


                                         /S/ Josephine Chaus


                                         Josephine Chaus


Accepted and agreed to:

Bernard Chaus, Inc.

By:    /S/ Wayne S. Miller

Date:

                                  SCHEDULE A

                              SUBORDINATED NOTES



Payor:            Bernard Chaus, Inc.
Payee:            Josephine Chaus


         PRINCIPAL AMOUNT                            DATE
         ----------------                            ----
         $7,365,000       6/30/86 as amended by letters dated
                          6/15/88, 5/17/90, 2/21/91, 7/31/91, 10/30/92,
                          9/9/93, 10/18/93 and 12/31/93

         $  208,716       8/1/93 as amended by letter dated 10/18/93

         $1,311,500       8/1/93 as amended by letters dated 10/18/93
                          and 12/31/93

         $  181,056       12/31/93

         $  412,950       12/31/93

         $7,365,000       6/30/86 as amended by letters dated
                          6/15/88, 5/17/90, 2/21/91, 7/31/91, 10/30/92,
                          9/9/93, 10/18/93 and 12/31/93

         $  208,716       8/1/93 as amended by letter dated 10/18/93

         $1,000,000       8/1/93 as amended by letters dated 10/18/93
                          and 12/31/93

         $  311,500       8/1/93 as amended by letters dated 10/18/93
                          and 12/31/93

         $  181,056       12/31/93

         $  412,950       12/31/93